Note 4: Earnings Per Share	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 4: Earnings Per Share

Note 4: Earnings Per Share

(Dollars in millions, except per share amounts; shares in millions)	2012	2011	2010
Net income attributable to common shareowners:
Net income from continuing operations	$4,847	$4,831	$4,195
Net income from discontinued operations	283	148	178
Net income attributable to common shareowners	$5,130	$4,979	$4,373

Basic weighted average number of shares outstanding	895.2	892.3	907.9
Stock awards	11.4	14.5	14.8
Diluted weighted average number of shares outstanding	906.6	906.8	922.7

Earnings Per Share of Common Stock - Basic:
Net income from continuing operations	$5.41	$5.41	$4.62
Net income from discontinued operations	0.32	0.17	0.20
Net income attributable to common shareowners	5.73	5.58	4.82

Earnings Per Share of Common Stock - Diluted:
Net income from continuing operations	$5.35	$5.33	$4.55
Net income from discontinued operations	0.31	0.16	0.19
Net income attributable to common shareowners	5.66	5.49	4.74

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been anti-dilutive.   For 2012, there were 4.7 million anti-dilutive stock awards excluded from the computation. For 2011, there were no anti-dilutive stock awards excluded from the computation. For 2010, the number of stock awards excluded from the computation was 11.4 million. There was no impact on diluted earnings per share due to our equity unit offering in 2012.